SHAREHOLDER RIGHTS AGREEMENT

THIS AGREEMENT is made effective the last date written below.

BETWEEN:

THE ELECTRIC NETWORK.COM, INC., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at Suite 208 – 800 N. Rainbow Blvd., Las Vegas, NV, 89107-1103

(the “Company”)

AND:

IRIS PAUL

THE UNDERSIGNED HOLDER of shares of the Company’s common stock

(the “Shareholder”)

WHEREAS:

A.        the Company is engaged in the business of serving as an Internet marketplace where consumers and entrepreneurs can meet to buy, sell or exchange goods and services;

B.        the Shareholder is the registered and beneficial owner of that number of shares of the Company’s common stock shown on the last page of this Agreement (the “Shares”);

C.        the Shareholder may be considered a “promoter” of the Company pursuant to the Rules and Regulations of the Securities and Exchange Commission (the “SEC”);

D.        in order to eliminate any concerns that the Shares are subject to restrictions on transfer pursuant to the Securities Act of 1933 (the “Securities Act”), the Shareholder has requested that the Company register these Shares for resale; and

E.        the Company has agreed to register the Shares pursuant to the terms hereof, provided that the Shareholder agree to limitations on his ability to dispose of the Shares as set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
LIMITATIONS ON RESALE

            The Shareholder agrees that he will not sell in the public market more than 50,000 of the Shares in any three month period and agrees that the certificates representing the Shares held by the Shareholder will be marked by a legend to prevent any sales in excess of this amount, provided that in the event that the Shareholder sells the Shares in a private transaction to a bona fide purchaser in compliance with the requirements of the Securities Act the purchaser acquiring such Shares will not be subject to the limitations provided for herein.

ARTICLE 2
REGISTRATION STATEMENT

2.1        Subject to the timely receipt of information reasonably requested from the Shareholder in connection with a registration statement on Form SB-2, or such other form as may be available to the Company (the “Registration Statement”), as soon as possible following the execution hereof, the Company will use its commercially reasonable best efforts to file a Registration Statement with the SEC for the purpose of qualifying the resale of the Shares in accordance with the Securities Act and will use its commercially reasonable best efforts to have the Registration Statement declared effective by the SEC.

2.2        The Company agrees to keep the Registration Statement continuously effective for a period of one year following the execution hereof or until the distribution described in the Registration Statement has been completed, whichever period is shorter by using its commercially reasonable best efforts to file such amendments to the Registration Statement as are required with the SEC in accordance with the Securities Act.

2.4        The Company will use its commercially reasonable best efforts to effect the registration and sale of the Shares in accordance with such reasonable methods of disposition as may be specified in writing by the shareholders participating therein. Without limiting the foregoing, the Company in each such case will, as expeditiously as is commercially reasonable:

(a)
prepare and file with the SEC the Registration Statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its commercially reasonable best efforts to cause such Registration Statement to become effective, and cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, or such amendment or supplement

	(A)	to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, and

	(B)	not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of all the facts and circumstances not misleading;

(b)
promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Shares until the earlier of such time as all such Shares have been disposed of in accordance with the intended methods of disposition by the Shareholder as set forth in the Registration Statement or a date calculated as described in Subsection 2.2;

(c)
furnish to the Shareholder one conformed copy of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits) and one copy of each document incorporated by reference therein and such number of copies of the prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Shares, and such other documents as the Shareholder may reasonably request to facilitate the disposition of the Shares;

(d)
use its commercially reasonable best efforts to register or qualify the Shares and other securities covered by the Registration Statement under such securities or Blue Sky laws of the states of the United States as the Shareholder shall reasonably request, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect (subject to the limitations in this Section) except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Paragraph, be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e)
immediately notify the Shareholder, at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission requires amendment of the Registration Statement or supplementation of the prospectus, and promptly thereafter prepare and furnish to the Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the facts and circumstances then existing;

(f)	otherwise use commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC; and

(g)	pay all registration expenses in connection with the registration of the Shares.

2.5         In connection with any registration or qualification of the Shares under this Agreement:

(a)
to the extent permitted under federal and state securities laws, the Company shall indemnify and hold harmless the Shareholder, including but not limited to each person or entity, if any, who controls the Shareholder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) to which the Shareholder or such controlling person may become subject under the Securities Act, the U.S. Securities Exchange Act of 1934 or otherwise, insofar as the same arise out of or are based upon or are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) furnished pursuant to this Agreement or insofar as the same arise out of, are based upon or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are ultimately determined to have arisen out of or were based upon or were caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by or on behalf of the Shareholder or any such control person for inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto); provided, however, that the Company shall not be liable in any such case to the extent that any such losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the final prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the final prospectus and the Shareholder thereafter fails to deliver such final prospectus as so amended or supplemented prior to or concurrently with the sale of the Shares covered by the Registration Statement to the person asserting such losses after the Company had furnished the Shareholder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same by the Shareholder; and

(b)
to the extent permitted under federal and state securities laws, the Shareholder shall indemnify the Company, its affiliates, any person who signed the Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as the same arise out of or are based upon or are caused by any such untrue statement or alleged untrue statement or any such omission or alleged omission based on written information furnished to the Company by or on behalf of the Shareholder or any such control person for the inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto).

2.6        Promptly upon receipt by a party indemnified under this Agreement of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure to so notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Agreement unless such failure shall materially and adversely affect the defence of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defence of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate legal counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel (other than reasonable expenses incurred in investigating, preparing and defending against any claim) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defence of such action with counsel reasonably satisfactory to the indemnified party (in such case the indemnifying party shall not have the right to assume the defence of such action on behalf of such indemnified party), or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defence of such action on behalf of such indemnified party). In the event that either of the circumstances described in clauses (b) and (c) of the sentence immediately preceding shall occur, the indemnified party shall have the right to select a separate counsel and to assume such legal defence and otherwise to participate in the defence of any such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable for any settlement entered into without its consent, which consent shall not be unreasonably withheld or delayed.

2.7         If requested by the Company and an underwriter of the Shares (or other securities) or the investment banking firm or qualified investment banking advisor of the Company, a Shareholder shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company held by such Shareholder (other than those included in the registration.). The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction for a period not to exceed a ninety (90) day period.

ARTICLE 3
OTHER PROVISIONS

Governing Law and Jurisdiction

3.1        This Agreement shall be governed by the laws of the State of Nevada. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Shareholder and Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, attorneys, agents, or promoters of the Company), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Michigan Law. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall then select a third arbitrator which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. Notwithstanding any arbitration provision, the parties each reserve the right to seek injunctive relief from a court of proper jurisdiction to enforce the terms and conditions of this Agreement. Both parties waive any claim for punitive damages.

Assignment

3.2        Neither this Agreement nor any of the rights or obligations under this Agreement are assignable by either party without the written consent of the other party, and any attempted assignment without such written consent is void and confers no rights upon any third party.

Entire Agreement

3.3        This Agreement constitutes the entire agreement by and between the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities.

Waiver

3.4        A waiver of any breach of this Agreement, or any provision of it, does not operate as a waiver of any other provision, or similar subsequent breach of the same provision.

Modification

3.5        Any modifications of or amendments to this Agreement will be in writing and signed by an authorized person for each party. The term “this Agreement” includes any written amendments or modifications made in accordance with this provision.

Notices

3.6        Any notices required or permitted to be given to or by either party under this Agreement will be in writing and either delivered by hand to the party to which it is addressed or sent postage prepaid by registered mail to the party’s registered agent for service of process, or if none, to the president or CEO of the party or if an individual, to the individual’s place of business or residence.

Attorneys Fees

3.7        If the services of an attorney are required by any party to secure the performance of any act required or otherwise upon the breach or default of any party hereto, or if any judicial intervention is necessary to enforce the terms hereof, the prevailing party shall be entitled to an award of its costs, including attorneys' fees, in addition to any other relief to which that party maybe entitled.

Counterparts

3.8        This Agreement may be executed in any number of counterparts (including by facsimile signature), each of which executed counterpart shall be deemed to be a duplicate original of this Agreement, and all of which together shall constitute one and the same instrument.

Qualification

3.9        Nothing in the agreement shall be construed to deem the Shareholder a “promoter” of the Company pursuant to the Rules and Regulations of the SEC.

Information

3.10       Each Shareholder shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF each party has caused this Agreement effective the last date shown below.

THE ELECTRIC NETWORK.COM, INC.

Date:

Per:
Stephen G. Hanson, President

Date:	December 2, 2003

Iris Paul
Name of Shareholder (Please print)
Signature of Shareholder
401-1844 Barclay Street,Vancouver, BC
Address of Shareholder

Telephone Number of Shareholder

500,000
Number of Shares held

This is page 8 to the Agreement made effective the last date shown above between The Electric Network.com, Inc. and the Shareholder indicated above.